INCOME TAXES	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
In general, the Company is required to use an estimated annual effective tax rate to measure the income tax expense or benefit recognized in an interim period. The estimated annual effective tax rate is revised on a quarterly basis and therefore may be different from the rate used in a prior interim period. In addition, certain items included in income tax expense as well as the tax impact of certain items included in pretax income from continuing operations must be treated as discrete items. The income tax expense or benefit associated with these discrete items is fully recognized in the interim period in which the items occur.
The Company recorded income tax benefit of $134,688 and $429,664 for the three and nine months ended September 30, 2017, respectively, reflecting an effective tax rate of 43% and 37%, respectively. Nondeductible share-based compensation expense for the three and nine months ended September 30, 2017 reduced income tax benefit by $6,002 and $16,373, respectively.
The Company recorded income tax benefit of $118,230 and $101,332 for the three and nine months ended September 30, 2016, respectively. On June 9, 2016 the common stock of Cequel Corporation was contributed to the Company. On June 21, 2016, the Company completed its acquisition of Cablevision. Accordingly, Cequel and Cablevision joined the federal consolidated and certain state combined income tax returns of the Company. As a result, the applicate tax rate used to measure deferred tax assets and liabilities increased, resulting in a non-cash deferred income tax charge of $153,660 in the second quarter of 2016. In addition, there was no state income tax benefit on the pre-merger accrued interest at Finco, resulting in additional deferred tax expense of $2,431 and $18,542 for the three and nine months ended September 30, 2016, respectively.
On January 1, 2017, the Company adopted ASU 2016-09 using the prospective transition method with respect to the presentation of excess tax benefits in the statement of cash flows. In connection with the adoption, a deferred tax asset of $308,231 for previously unrealized excess tax benefits related to share-based payment awards was recognized with the offset recorded to accumulated deficit.
As of September 30, 2017, the Company's federal net operating losses (“NOLs”) were approximately $2,674,000. The utilization of certain pre-merger NOLs of Cablevision and Cequel are limited pursuant to Internal Revenue Code Section 382. The Company does not expect such limitations to impact the ability to utilize the NOLs prior to their expiration.

INCOME TAXES

        The Company files a federal consolidated and certain state combined income tax returns with its 80% or more owned subsidiaries. In connection with the contribution of common stock of Cequel to the Company, Cequel joined the Company's federal consolidated group. Cablevision joined the Company's federal consolidated group on the Cablevision Acquisition Date.

        Income tax benefit attributable to the Company's continuing operations for the year ended December 31, 2016 consist of the following components:

Current expense (benefit):
Federal	$(981)
State	5,310

4,329

Deferred benefit:
Federal	(223,159)
State	(40,830)

(263,989)

Tax benefit relating to uncertain tax positions	(6)

Income tax benefit	$(259,666)

        The income tax benefit attributable to the Company's continuing operations differs from the amount derived by applying the statutory federal rate to pretax income principally due to the effect of the following items:

December 31, 2016
Federal tax benefit at statutory rate	$(381,901)
State income taxes, net of federal impact	(39,336)
Changes in the valuation allowance	297
Changes in the state rates used to measure deferred taxes, net of federal impact	153,239
Tax benefit relating to uncertain tax positions	(120)
Non-deductible share-based compensation related to the carried unit plan	5,029
Non-deductible Cablevision Acquisition transaction costs	4,457
Other non-deductible expenses	1,551
Research credit	(400)
Other, net	(2,482)

Income tax benefit	$(259,666)

        As described in Note 1, in June, 2016, (i) Cequel was contributed to Altice USA and (ii) Altice USA completed the Cablevision Acquisition. Accordingly, in the second quarter of 2016, Cequel and Cablevision joined the federal consolidated and certain state combined income tax returns of Altice USA. As a result, the applicate tax rate used to measure deferred tax assets and liabilities of Cequel increased, resulting in a non-cash deferred income tax charge of $153,660.

        In the fourth quarter of 2016, ASU 2015-17 was adopted with prospective application. Accordingly, all deferred tax assets and liabilities are presented as noncurrent in the consolidated balance sheet as of December 31, 2016.

        The tax effects of temporary differences which give rise to significant portions of deferred tax assets or liabilities and the corresponding valuation allowance at December 31, 2016 are as follows.

December 31, 2016
NOLs and tax credit carry forwards	$971,728
Compensation and benefit plans	93,939
Partnership investments	113,473
Restructuring liability	37,393
Other liabilities	45,561
Liabilities under derivative contracts	31,529
Interest deferred for tax purposes	39,633
Other	6,615

Deferred tax asset	1,339,871
Valuation allowance	(3,125)

Net deferred tax asset, noncurrent	1,336,746

Fixed assets and intangibles	(9,065,635)
Investments	(187,795)
Prepaid expenses	(10,172)
Fair value adjustment- debt and deferred finance costs	(30,535)
Other	(9,424)

Deferred tax liability, noncurrent	(9,303,561)

Total net deferred tax liability	$(7,966,815)

        The Cablevision Acquisition resulted in an ownership change under Internal Revenue Code ("IRC") Section 382 and certain state taxing authorities whereby Cablevision's federal net operating losses ("NOLs") immediately prior to the Cablevision Acquisition of $877,975 will be subject to certain limitations. The Cequel Acquisition resulted in a third ownership change with regard to Cequel NOLs. Utilization of Cequel NOLs of $1,709,263 are limited under IRC Section 382. The utilization of the NOLs will be determined based on the ordering rules required by the applicable taxing jurisdiction. Since the limitation amounts accumulate for future use to the extent they are not utilized in any given year, the Company believes its loss carryforwards should become fully available to offset future taxable income.

        At December 31, 2016, the Company had consolidated federal NOLs of $3,078,119 expiring on various dates from 2019 through 2036. The Company has recorded a deferred tax asset related to $2,302,619 of such NOLs. A deferred tax asset has not been recorded for the remaining NOL of $775,500 as this portion relates to 'windfall' deductions on share-based awards that have not yet been realized. In connection with the adoption of ASU 2016-09 in the first quarter of 2017, the deferred tax asset for such windfall deductions will be recorded to accumulated deficit in the amount of approximately $309,000.

        As of December 31, 2016, the Company has $43,215 of federal alternative minimum tax credit carry forwards which do not expire and $18,672 of research credits, expiring in varying amounts from 2023 through 2036.

        Deferred tax assets have resulted primarily from the Company's future deductible temporary differences and NOLs. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax asset will not be realized. In evaluating the need for a valuation allowance, management takes into account various factors, including the expected level of future taxable income, available tax planning strategies and reversals of existing taxable temporary differences. If such estimates and related assumptions change in the future, the Company may be required to record additional valuation allowances against its deferred tax assets, resulting in additional income tax expense in the Company's consolidated statements of income. Management evaluates the realizability of the deferred tax assets and the need for additional valuation allowances quarterly. Pursuant to the Cablevision Acquisition and Cequel Acquisition, deferred tax liabilities resulting from the book fair value adjustment increased significantly and future taxable income that will result from the reversal of existing taxable temporary differences for which deferred tax liabilities are recognized is sufficient to conclude it is more likely than not that the Company will realize all of its gross deferred tax assets, except those deferred tax assets against which a valuation allowance has been recorded which relate to certain state NOLs.

        In the normal course of business, the Company engages in transactions in which the income tax consequences may be uncertain. The Company's income tax returns are filed based on interpretation of tax laws and regulations. Such income tax returns are subject to examination by taxing authorities. For financial statement purposes, the Company only recognizes tax positions that it believes are more likely than not of being sustained. There is considerable judgment involved in determining whether positions taken or expected to be taken on the tax return are more likely than not of being sustained.

        A reconciliation of the beginning and ending amount of unrecognized tax benefits associated with uncertain tax positions, excluding associated deferred tax benefits and accrued interest, is as follows:

Balance at January 1, 2016	$—
Increase to tax position in connection with the Cablevision Acquisition	4,031
Decreases related to prior year tax positions	(6)

Balance at December 31, 2016	$4,025

        As of December 31, 2016, if all uncertain tax positions were sustained at the amounts reported or expected to be reported in the Company's tax returns, the elimination of the Company's unrecognized tax benefits, net of the deferred tax impact, would decrease income tax expense by $5,185.

        In the second quarter of 2016, the Company changed its accounting policy on a prospective basis to present interest expense relating to uncertain tax positions as additional interest expense. In the period ended December 31, 2016, $309 of interest expense relating to uncertain tax position was recorded to interest expense.

        The most significant jurisdictions in which the Company is required to file income tax returns include the states of New York, New Jersey and Connecticut and the City of New York, Texas and West Virginia. The State of New York is presently auditing income tax returns for years 2009 through 2011.

        Management does not believe that the resolution of the ongoing income tax examination described above will have a material adverse impact on the financial position of the Company. Changes in the liabilities for uncertain tax positions will be recognized in the interim period in which the positions are effectively settled or there is a change in factual circumstances.